SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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      Date of Report (date of earliest event reported): December 15, 1994



                           VIACOM INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



   Delaware             1-9554                       04-2980402
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(State or other         (Commission                  (IRS Employer
jurisdiction of         File Number)                 Identification No.)
incorporation)


  1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
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Item 5. Other Events
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     On December  14,  1994,  the Boards of  Directors  of Viacom  Inc.,  Viacom
International Inc. and Paramount Communications Inc. each unanimously approved the institution of guarantees whereby each company will guarantee all of the outstanding indebtedness of each other. The guarantees we xecuted on December 15, 1994.

     Copies  of  the  guarantees  are  attached  as  exhibits   hereto  and  are
incorporated by reference herein.

        Item 7.         Financial Statements and Exhibits
                        ----------------------------------

             (c)             Exhibits.

99.1 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7-1/2% Senior Notes of Paramount Communications Inc. ("Paramount"), the 8-1/4% Senior Debentures of Paramount, the 7-1/2% Senior Debentures of Paramount and the 5-7/8% Senior Notes of Paramount

99.2 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of Massachusetts Mutual Life Insurance Company as holder of the 8.30% Senior ESOP Note of Paramount Communications Inc.

99.3 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 6-5/8%
                         Senior Notes of Viacom Inc.

99.4 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7% Subordinated Debentures, Series A, of Paramount Communications Inc.

99.5 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7% Subordinated Debentures, Series B, of Paramount Communications Inc.

99.6 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 8% Exchangeable Subordinated Debentures of Viacom Inc.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIACOM INTERNATIONAL INC.



Date:  December 15, 1994                   By:  /s/ Michael D. Fricklas
                                              ---------------------------------
                                              Name:  Michael D. Fricklas
                                              Title: Senior Vice President,
                                                     Deputy General Counsel




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                                 EXHIBIT INDEX


Exhibit No.             Description

99.1 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7-1/2% Senior Notes of Paramount Communications Inc., the 8-1/4% Senior Debentures of Paramount, the 7-1/2% Senior Debentures of Paramount and the 5-7/8% Senior Notes of Paramount

99.2 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of Massachusetts Mutual Life Insurance Company as holder of the 8.30% Senior ESOP Note of Paramount Communications Inc.

99.3 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 6-5/8%
                         Senior Notes of Viacom Inc.

99.4 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7% Subordinated Debentures, Series A, of Paramount Communications Inc.

99.5 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 7% Subordinated Debentures, Series B, of Paramount Communications Inc.

99.6 Guarantee dated as of December 15, 1994 made by Viacom International Inc. in favor of the holders of the 8% Exchangeable Subordinated Debentures of Viacom Inc.




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